Supplement to the
Fidelity® SAI Sustainable Sector Fund
July 30, 2024
Summary Prospectus

Zach Dewhirst no longer serves as Portfolio Manager of the fund.
The following information replaces similar information found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.
Kenyon Hunt (Co-Portfolio Manager) has managed the fund since 2025.
Anthony Italiano (Co-Portfolio Manager) has managed the fund since 2025.
Michael Robertson (Co-Portfolio Manager) has managed the fund since 2025.
Stacie Wang (Co-Portfolio Manager) has managed the fund since 2025.
SES-SUSTK-0625-101 1.9911708.101	June 13, 2025